Press Release

  1510 N. Hampton Suite 300 (bullet) DeSoto, Texas 75115 (bullet)
           Phone 972.228.7801 (bullet) Fax 972.228.7820



FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                               Chairman
                                               President & CEO
                                               (800) 752-5386

DeSoto, Texas, June 16, 2003



ENNIS BUSINESS FORMS, INC. REPORTS FIRST QUARTER OPERATING RESULTS


      DeSoto,  Texas  --  Ennis Business Forms, Inc.  (NYSE:  EBF)

today  reported operating results for its first quarter ended  May

31, 2003.

      For the first quarter ended May 31, 2003, net sales amounted to  $64,874,000 compared to $57,743,000 for the same  period  last year, an increase of 12.3%.  Net earnings for the quarter amounted to  $4,104,000 or $.25 per diluted share, compared to  $3,300,000,

or  $.20 per diluted share for the corresponding period last year,

an  increase of 24.4%.  Per share earnings computations were based on 16,506,482 shares for the quarter compared to 16,493,293 shares for the corresponding prior period.

      The  increase  in  revenues of 12.3% is the  result  of  the inclusion of Calibrated Forms Co., Inc. revenues of $9,456,000 for the  full  fiscal quarter, offset by a decrease of 2.6%  from  the remaining portion of the Forms Solutions Group and a 1.4% decrease in  the  Promotional Solutions Group.  Revenues in  the  Financial

Solutions Group were flat.

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     The  increase in net earnings was also primarily attributable

to  Calibrated  Forms  Co.,  Inc.   Calibrated   Forms  Co.,  Inc.

contributed  16% of  the increase in earnings.  The balance of the

Forms  Solutions  Group  collectively decreased  earnings by 3.0%.

Despite the decline in revenues by the Promotional Solutions Group and  flat revenues in the Financial Solutions Group, these segment contributed earnings increases of 2.2% and 6.6%, respectively.



     Ennis Business Forms, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in DeSoto, Texas, the Company has 30 production facilities located in 12 states, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, and point-of-purchase display advertising that can be custom designed to customer needs. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.

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         CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
        (Dollars in Thousands Except Per Share Amounts)
                          (Unaudited)
     ----------------------------------------------------


Three Months Ended May 31,                    2003         2002
                                              ----         ----

NET SALES                                $  64,874    $  57,743
                                           -------      -------

COSTS AND EXPENSES:
     Cost of sales                          48,324       42,739
     Selling, general and
      administrative expenses                9,655        9,351
                                           -------      -------
                                            57,979       52,090
                                           -------      -------

EARNINGS FROM OPERATIONS                     6,895        5,653

OTHER INCOME (EXPENSE):
     Interest expense                         (287)        (338)
     Investment and other income, net           11            7
                                           -------      -------
                                              (276)        (331)
                                           -------      -------

EARNINGS BEFORE INCOME TAXES                 6,619        5,322
PROVISIONS FOR INCOME TAXES                  2,515        2,022
                                           -------      -------

NET EARNINGS                              $  4,104    $   3,300
                                           =======       ======

PER SHARE AMOUNTS:
     Basic net earnings                   $   0.25    $    0.20
                                           =======      =======
     Diluted net earnings                 $   0.25    $    0.20
                                           =======      =======
     Dividends                            $  0.155    $   0.155
                                           =======      =======

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING - BASIC  16,332,565   16,272,938
                                        ==========   ==========
WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING -
     DILUTED                            16,506,482   16,493,293
                                        ==========   ==========

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              CONDENSED CONSOLIDATED BALANCE SHEETS
                     (Dollars in Thousands)
                          (Unaudited)
           ------------------------------------------
                                           May 31,   February 28,
                                            2003         2003
                                          --------   ------------
                             Assets
CURRENT ASSETS:
 Cash and cash equivalents               $  17,873    $  13,860
 Investment securities                          --           --
 Accounts receivable, net                   30,247       32,077
 Inventories                                13,746       13,104
 Other current assets                        5,534        5,971
                                           -------      -------
   Total current assets                     67,400       65,012
                                           -------      -------

PROPERTY, PLANT AND EQUIPMENT, NET          49,718       51,264

GOODWILL, NET                               34,241       34,241

OTHER ASSETS                                 1,323        2,020
                                           -------      -------
                                         $ 152,682    $ 152,537
                                           =======      =======

              Liabilities and Shareholders' Equity
CURRENT LIABILITIES:
 Current installments of long-term debt  $   6,686    $   7,038
 Accounts payable                            5,875        6,644
 Accrued expenses                            9,458       11,612
 Federal and state income taxes payable      3,475           --
                                           -------      -------
   Total current liabilities                25,494       25,294
                                           -------      -------

LONG-TERM DEBT,
 LESS CURRENT INSTALLMENTS
                                            16,635       18,135

ACCRUED PENSION, GROSS                       2,130        2,130

DEFERRED CREDITS, PRINCIPALLY
 FEDERAL INCOME TAXES                        9,940       10,075

SHAREHOLDERS' EQUITY:
 Preferred stock, at par value                  --           --
 Common stock, at par value                 53,125       53,125
 Additional capital                            461          461
 Retained earnings                         139,419      137,848
 Accumulated other comprehensive income
  (loss)                                    (5,213)      (5,225)
                                           -------      -------
                                           187,792      186,209
 Treasury stock                             89,309       89,306
                                           -------      -------
   Total shareholders' equity               98,483       96,903
                                           -------      -------
                                         $ 152,682    $ 152,537
                                           =======      =======


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        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (Dollars in Thousands)
                          (Unaudited)
      ---------------------------------------------------

                                       Three Months Ended May 31,
                                            2003        2002
                                            ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net earnings                            $  4,104    $  3,300
 Adjustments to reconcile net earnings
  to net cash provided by operating
  activities:
   Depreciation                             2,410       2,248
   Gain on sale of property, plant and
    equipment                                 (78)        (23)
   Changes in operating assets and
    liabilities                             2,197       1,051
   Other                                      521         481
                                          -------     -------

        Net cash provided by
         operating activities               9,154       7,057
                                          -------     -------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisition of business, net of cash
  acquired                                     --          --
 Capital expenditures                        (842)       (440)
 Redemption (purchase) of investments          --         722
 Proceeds from disposal of property            --          --
 Other                                         89          33
                                          -------     -------

        Net cash provided by (used in)
         investing activities                (753)        315
                                          -------     -------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Debt issued to finance acquisition            --          --
 Repayment of debt issued to finance
  acquisition                              (1,850)     (1,850)
 Issue (purchase) of treasury shares           (3)         --
 Dividends                                 (2,533)     (2,522)
 Other                                         (2)        (58)
                                          -------     -------

        Net cash used in financing
         activities                        (4,388)     (4,430)
                                          -------     -------

NET CHANGE IN CASH AND EQUIVALENTS          4,013       2,942

CASH AND EQUIVALENTS AT BEGINNING OF
 PERIOD                                    13,860      16,180
                                          -------     -------

CASH AND EQUIVALENTS AT END OF PERIOD    $ 17,873    $ 19,122
                                          =======     =======

Management's comments contains forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of June 16, 2003.

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